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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1998.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which the transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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NEWS                               [AIG LOGO] AMERICAN INTERNATIONAL GROUP, INC.
                                              70 Pine Street New York, NY 10270

Contact:  Joe Norton
          Director of Public Relations
          212/770-3144

            AIG GIVES NOTICE OF INTENT TO EXERCISE RIGHT TO ACQUIRE

             19.9% OF AMERICAN BANKERS INSURANCE GROUP COMMON STOCK

NEW YORK, January 27, 1998 -- American International Group, Inc. (AIG) has given notice to American Bankers Insurance Group (ABIG) of its intention to exercise its contractual right to acquire 19.9 percent of ABIG common stock at $47.00 per share, subject to receipt of required regulatory approvals. AIG stands by its original commitment to merge with ABIG and will do everything it can to complete the transaction on a timely basis.

                             #         #         #

A form of proxy statement/prospectus relating to the merger between American Bankers Insurance Group (ABIG) and a subsidiary of American International Group, Inc. (AIG) will be sent to stockholders of ABIG promptly after becoming effective under the Federal securities laws. The participants in the solicitation of proxies relating to the merger include the directors, executive officers and certain employees of AIG. Certain of the individual participants may own small amounts of ABIG common stock.